                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR
                 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                August 19, 1999


                        Commission File  Number 1-9320

                          Wyndham International, Inc.
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Delaware
           --------------------------------------------------------
                        (State or other jurisdiction of
                        incorporation or organization)

                                  94-2878485
           --------------------------------------------------------
                     (I.R.S. Employer Identification No.)

               1950 Stemmons Freeway, Suite 6001, Dallas,
                                 Texas                     75207
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)

                                (214) 863-1000
           --------------------------------------------------------
             (Registrant's telephone number, including area code)

           --------------------------------------------------------

                          Wyndham International, Inc.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants.

     (i) On August 19, 1999, Wyndham International, Inc. ("Wyndham") dismissed Ernst & Young, LLP as their independent accountants.
     (ii) The reports of Ernst & Young LLP on the financial statements of Wyndham for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     (iii) The Audit Committee of the Board of Directors of Wyndham participated in and approved the decision to change independent accountants.
     (iv) In connection with Ernst & Young LLP's audits for Wyndham's two most recent fiscal years ended December 31, 1998 and in the subsequent interim period, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the subject matter in their report.
     (v) There were no reportable events as defined in Regulation S-K Item 304(a) (1) (v).
     (vi) Wyndham has provided to Ernst & Young LLP a copy of the disclosures in this Form 8-K and has requested that Ernst & Young LLP furnish Wyndham with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the above statements. A copy of such letter, dated August 23, 1999 is filed as Exhibit 16.1 to this report.


(b)  New independent accountants.
      (i) Wyndham has engaged PricewaterhouseCoopers LLP, as its new independent accountants as of August 19, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  EXHIBITS

     Exhibit
     Number               Description
     ------    ----------------------------------

     16.1*     Letter of Ernst & Young LLP dated August 23, 1999.


     *Filed herewith.

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused the report to be signed on their behalf by the undersigned thereunto duly authorized.

DATED:  August 24, 1999

                              Wyndham International, Inc.



                              By:  /s/ Richard Mahoney
                                   ---------------------------------------------
                                   Richard Mahoney
                                   Chief Financial Officer(Authorized Officer
                                   and Principal Accounting and Financial
                                   Officer)

                                       3